Exhibit 10.1


                      PROCESS AND PRODUCT LICENSE AGREEMENT

                                     BETWEEN

                               BALCHEM CORPORATION

                                       AND

                   PROJECT MANAGEMENT AND DEVELOPMENT CO., LTD

                              FOR CHOLINE CHLORIDE

                                TABLE OF CONTENTS
                                -----------------

ARTICLE       TITLE                                                         PAGE
-------       -----                                                         ----

     1        Definitions....................................................  2
     2        Balchem's Obligations and Grant of Rights......................  9
     3        Consideration.................................................. 14
     4        Exchange of Improvements....................................... 16
     5        Secrecy........................................................ 17
     6        Warranties, Indemnities and Liabilities........................ 20
     7        Expansion of Production Capacity............................... 23
     8        Visit to Plant; Design and Operating Data; Further Exchange
              of Improvements................................................ 24
     9        Miscellaneous.................................................. 24

APPENDIX
--------


     I        Form Of Secrecy Undertaking

     II       Basic Engineering Scope of  Work & Delivery Schedule

     III      Certificate Of Acceptance

     IV       Performance Guarantees

     V        Outline Of Training Programme

     VI       Draft Tri Partite Agreement

     VII      In Kingdom Services- Scope & Terms & Conditions

     VIII     Project Design Basis

     IX       Battery Limit Interface Diagram

     X        Minimum Contents Of The Deliverable Documents

                                                    PMD CHOLINE CHLORIDE PROJECT
                                                 COMPREHENSIVE LICENSE AGREEMENT
--------------------------------------------------------------------------------

                                LICENSE AGREEMENT

This LICENSE AGREEMENT made this 7th day of November 2005, by and between Project Management and Development Co., Ltd., corporation under the laws of the United Kingdom, with an office located at P.O. Box 11314, Al-Jubail, 31961, KSA, (hereinafter referred to as "PMD"), which expression shall be deemed to include its successors and permitted assignees, of the one part,

                                       And

Balchem Corporation, a corporation of the State of Maryland, U.S.A., with an office at 52 Sunrise Park Road, PO Box 600, New Hampton, New York 10958
(hereinafter referred to as "BALCHEM"), which expression shall be deemed to include its successors and permitted assignees, of the other part.

                                    PREAMBLE

                                     WHEREAS

1. PMD is arranging for the construction and subsequent operation of a petrochemical facility in the Kingdom of Saudi Arabia.

2. As part of the overall petrochemical plan referenced in Paragraph 1 above, PMD intends to construct and operate a facility capable of producing 20,000 MTY (as defined below) of seventy-five percent (75%) aqueous choline chloride or its intermediate, trimethylammonium chloride.

3. BALCHEM owns and has the right to grant licenses under certain know-how, trade secrets and other intellectual property related to the manufacture and use of choline chloride.

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                                     Page 1
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                                                    PMD CHOLINE CHLORIDE PROJECT
                                                 COMPREHENSIVE LICENSE AGREEMENT
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4.     In order to establish said choline chloride production plant, PMD desires to license from BALCHEM TECHNICAL INFORMATION necessary to design, construct, erect and operate the PLANT, as well as offer for sale, market and sell the PRODUCT (all as defined below), and BALCHEM is willing to grant and supply to PMD such license and TECHNICAL INFORMATION, to allow the use of such TECHNICAL INFORMATION by PMD under the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants and obligations of the parties as set forth herein, IT IS HEREBY AGREED BY AND BETWEEN THE PARTIES HERETO as follows:

                            ARTICLE 1.0 - DEFINITIONS
                            -------------------------

In this LICENSE AGREEMENT, the following words and phrases shall mean and include as hereafter defined:

1.1    AFFILIATE
       Affiliate shall mean any entity that is controlled by, controls, or is under common control with BALCHEM or PMD, as the case may be, as of the Effective Date. For such purpose the term "control" means (a) direct or indirect ownership of more than fifty percent (50%) of the voting interest in the entity in question, or more than fifty percent (50%) interest in the income of the entity in question; provided, however, that if local law requires a minimum percentage of local ownership, control will be established by direct or indirect beneficial ownership of one hundred percent (100%) of the maximum ownership percentage that may, under such local law, be owned by foreign interests; or (b) possession, directly or indirectly, of the power to direct or cause the direction of management or policies of the entity in question (whether through ownership of securities or other ownership interests, by contract or otherwise).

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                                                    PMD CHOLINE CHLORIDE PROJECT
                                                 COMPREHENSIVE LICENSE AGREEMENT
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1.2    AGREEMENT or LICENSE AGREEMENT
       This PRODUCT and PROCESS LICENSE AGREEMENT, including all appendices.

1.3 BATTERY LIMIT Means the overall PDP scope limits for the PLANT for each of the feedstock, raw materials, utilities including waste streams, and product streams, as depicted in Appendix IX.

1.4    CERTIFICATE OF ACCEPTANCE
       Means a certificate to be issued by PMD to BALCHEM in accordance with Appendix III which certificate shall constitute conclusive evidence (except in the case of fraud) and in any proceedings in any jurisdiction that the Process Guarantees have been or are deemed to have been successfully completed.

1.5    CONFIDENTIAL INFORMATION
       Shall have the meaning ascribed to it in Article 5 of this Agreement.

1.6    DATE OF START-UP
       Means the date notified in writing by PMD to BALCHEM, upon the aggregate production of 180 metric tons of PRODUCT, from the PLANT.

1.7    PDP
       The technical documentation, process data, process specifications, design drawings, and all other related documents, design reviews, process hazards reviews, as described in Appendix II, sufficient for the EPC CONTRACTOR to carry out the detailed engineering, procurement, construction and start-up of the PLANT so the PLANT can satisfy the PERFORMANCE GUARANTEES.

1.8    PLANT
       PMD's manufacturing facilities to be erected and operated by PMD/EPC CONTRACTOR at PMD's petrochemicals complex in the Kingdom of Saudi Arabia for

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                                     Page 3
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                                                    PMD CHOLINE CHLORIDE PROJECT
                                                 COMPREHENSIVE LICENSE AGREEMENT
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       the  operation/use  of the  PROCESS,  such plant shall have the  LICENSED
       CAPACITY, for production of PRODUCT.

1.9    EPC CONTRACTOR(S)
       The contractor, or contractors skilled in the design and erection of chemical plants employed by PMD and responsible for the design and construction the PLANT.

1.10   EPC CONTRACT
       The contract to be entered into between PMD and EPC CONTRACTOR(S) for the design and the construction of the PLANT.

1.11   EFFECTIVE DATE
       The EFFECTIVE DATE shall be the date identified in the first paragraph of this AGREEMENT.

1.12   FINANCIAL CLOSE DATE
       Means the date on which funds are available for draw-down under the relevant financing facility relating to the PLANT. PMD shall notify BALCHEM of the occurrence of the FINANCIAL CLOSE DATE.

1.13   IMPROVEMENTS
       IMPROVEMENTS being improvements and developments in the PROCESS developed or initiated by BALCHEM, PMD or any of their AFFILIATES during the IMPROVEMENTS PERIOD.

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                                                    PMD CHOLINE CHLORIDE PROJECT
                                                 COMPREHENSIVE LICENSE AGREEMENT
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1.14   IMPROVEMENTS PERIOD
       Means the period beginning with the Date of this AGREEMENT and continuing until the date ten (10) years from the DATE OF START-UP, as may be extended upon the written mutual agreement of the Parties hereto.

1.15   KINGDOM
       Means the Kingdom of Saudi Arabia.

1.16   LICENSE FEE
       The total cash payment due BALCHEM under paragraphs 3.1.

1.17   LIQUIDATED DAMAGES
       Means any and every sum or sums expressed to be payable by BALCHEM to PMD on the failure of the PLANT to achieve the PERFORMANCE GUARANTEES as set out in Appendix IV.

1.18   LICENSED CAPACITY
       LICENSED CAPACITY shall be the production of a minimum of twenty thousand (20,000) MTY when operating the PLANT over eight thousand (8,000) hours per year at normal operating parameters, adjusted to reflect any additional capacity paid for by PMD under the provisions of Article 7.0.

1.19   MTY or MTPY
       Terms used interchangeably mean metric tons per year.

1.20   PARTY(IES)
       PMD and/or BALCHEM.

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                                                    PMD CHOLINE CHLORIDE PROJECT
                                                 COMPREHENSIVE LICENSE AGREEMENT
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1.21   PERFORMANCE GUARANTEES
       The PERFORMANCE GUARANTEES shall mean the guarantees related to the performance of the PLANT and the PROCESS as set forth in Appendix IV.

1.22   PERFORMANCE TEST
       Means the test set forth in Appendix IV to demonstrate the PERFORMANCE GUARANTEES of the PLANT.

1.23   PERSONNEL
       As to any PARTY, means permanent and/or contract employees of the , including its officers, and the PARTY's directors.

1.24   PMC CONTRACTOR
       Means any project management contractor engaged by PMD in connection with the project.

1.25   REGION
       Means Saudi Arabia, Bahrain, Oman, Qatar, Iraq, Iran, Kuwait and UAE.

1.26   PROJECT DESIGN BASIS
       Means a compilation of relevant technical information comprising basic engineering design data (BEDD), with updates, including other technical basis, discussed and agreed during post bid meetings, and those in particular described in Appendix VIII. This will be discussed and agreed at the DESIGN CONFERENCE and will be deemed incorporated into this AGREEMENT. This AGREEMENT shall govern in the event of a conflict with the PROJECT DESIGN BASIS.

1.27   PROCESS
       PROCESS shall mean a continuous process technology owned by BALCHEM for the manufacture of the PRODUCT and its intermediate, trimethylammonium chloride.

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                                     Page 6
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                                                    PMD CHOLINE CHLORIDE PROJECT
                                                 COMPREHENSIVE LICENSE AGREEMENT
--------------------------------------------------------------------------------

1.28   PRODUCT
       Means Aqueous Choline Chloride (or commensurate amount of trimethyl ammonium chloride) obtained by the PROCESS and produced by the PLANT.

1.29   PRESTART-UP SERVICES
       The Services provided by BALCHEM to PMD necessary for personnel nominated by PMD to use the TECHNICAL INFORMATION and operate the PLANT and the PROCESS such that the PLANT will achieve its LICENSED CAPACITY, as confirmed by PERFORMANCE TEST.

1.30   TERM
       Means the period during which this AGREEMENT will be in force commencing from the EFFECTIVE DATE until the earlier of ten (10) years from the DATE OF START UP or 31 December 2020.

1.31   TECHNICAL INFORMATION
       Technical knowledge, technical data, drawings, designs, and other information necessary for the PROCESS or the PRODUCTS which BALCHEM owns or controls or has rights to on the EFFECTIVE DATE. TECHNICAL INFORMATION shall include the PDP, the maintenance manual and the quality manual.

1.32   INTERPRETATION
       In  this  agreement  the  following  words  and   expressions   have  the
       interpretation as follows, except as otherwise expressly provided herein or unless the context requires otherwise.

1.32.1 Year, month, week and day mean a calendar year, a calendar month, a calendar week and a calendar day, respectively, of the Gregorian Calendar.

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                                                    PMD CHOLINE CHLORIDE PROJECT
                                                 COMPREHENSIVE LICENSE AGREEMENT
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1.32.2 Any  reference  in this  Agreement to the  Agreement or to any  provision thereof shall include any amendment and waiver thereof as may become effective from time to time in accordance with this Agreement.

1.33.3 Any reference to any Article or Appendix in this Agreement shall refer to an Article or Appendix of this Agreement unless otherwise provided. All references herein to an Article number (e.g. 5.12) shall be deemed to include reference to all subsequent subparts of the same Article (e.g. 5.12.1, 5.12.2, 5.12.3).

1.34.4 The words "include", "includes" and "including" are not limiting.

1.35.5 The headings contained in this AGREEMENT are included solely for the convenience of the PARTIES.

1.36.6 This Agreement may be executed in any number of counterparts and all such counterparts taken together shall be deemed to constitute one and the same instrument.

1.37.7 Any conflict between the Articles and the Appendices shall be resolved in favor of the former.

1.38.8 The singular shall include the plural and the plural the singular, and references in either gender shall be deemed to include the other and the neuter, except where the context otherwise requires.

1.39.9 Words importing third parties include without limitation, corporations, companies, partnerships, associations and organizations.

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                                                    PMD CHOLINE CHLORIDE PROJECT
                                                 COMPREHENSIVE LICENSE AGREEMENT
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             ARTICLE 2.0 - BALCHEM'S OBLIGATIONS AND GRANT OF RIGHTS
             -------------------------------------------------------

2.1    GRANT OF RIGHTS

2.1.1 Subject to the terms and conditions of this Agreement and provided that PMD makes the payments becoming due as per Article 3.1 hereof, which sums are not disputed by PMD, BALCHEM hereby grants to PMD and PMD hereby accepts the exclusive license in the REGION to use the TECHNICAL
       INFORMATION and IMPROVEMENTS necessary to perform the design, engineering, construction, operation, maintenance and repair of the PROCESS and the PLANT and for performing research and/or technical services in support of the manufacture, use and sale of PRODUCTS or the operation, maintenance, repair or expansion of the PLANT for the LICENSED CAPACITY, subject to the provisions of Article 7.0.

2.1.2 Provided that PMD makes the payments becoming due as per Article 3.1 hereof, which sums are not disputed by PMD, BALCHEM agrees to grant and hereby grants to PMD the exclusive right, without the right to sublicense to any third party, except as provided for in Article 9, to use the TECHNICAL INFORMATION and IMPROVEMENTS to design, engineer, construct, operate maintain and repair the PLANT and undertake the PROCESS to produce the PRODUCT, and BALCHEM undertakes not to assert any of its rights (including proprietary rights and patent rights) to prevent the manufacture of PRODUCTS in the PLANT. BALCHEM shall not grant licenses or any other similar rights relating to the PRODUCT or the TECHNICAL INFORMATION to any third party to construct or operate similar plants, manufacturing similar products in the REGION.

2.1.3 In addition to the grant of license under Section 2.1.2 above, BALCHEM grants the right to PMD to use, offer for sale, market, sell and otherwise dispose of the PRODUCT on a world-wide basis, except for North America, as set forth in Section 2.1.4.

2.1.4 With respect to the use, offer for sale, marketing or sale of the PRODUCT in territories of Mexico, Canada and the United States of America
       (collectively "North America") PMD hereby appoints BALCHEM as its exclusive distributor for the purchasing of the

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                                                    PMD CHOLINE CHLORIDE PROJECT
                                                 COMPREHENSIVE LICENSE AGREEMENT
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       PRODUCT and the resale of the PRODUCT in North  America.  PMD agrees that
       BALCHEM will be the sole and exclusive marketer and seller of PRODUCT in North America and shall not independently, or through third parties, use, offer for sale, market or sell the PRODUCT in North America, or products derived from the PRODUCT in North America. Notwithstanding the above, PMD shall use reasonable endeavors to enforce this covenant with any third party distributor selling the PRODUCT in North America. 2.1.5 BALCHEM shall give the first right of refusal to PMD for PMD to become the sole and exclusive marketer, distributor and seller in the REGION of Aqueous Choline Chloride products produced by BALCHEM at any plant.

2.2    BALCHEM'S OBLIGATIONS

PDP WORK
--------

2.2.1 BALCHEM shall prepare the PDP using reasonable skill and care and in accordance with the codes, standards and other requirements specified in the PROJECT DESIGN BASIS. BALCHEM will designate one technical representative who shall be available for PMD to contact for all matters relating to the completion of the PDP and one technical representative who shall be available for PMD to contact for all matters relating to the PERFORMANCE GUARANTEES. Said representative could be the same individual for the PDP and the PERFORMANCE GUARANTEES, subject to continued employment with BALCHEM.

2.2.2 The PDP shall include the drawings, specifications and other process design and basic engineering documents as specified in Appendix II. BALCHEM shall deliver the PDP in accordance with the submission schedule set out in Appendix II (and shall provide PMD with brief one page summary updates not less than every four (4) weeks on the status and progress of the PDP) in four (4) paper originals and one (1) electronic (CD-ROM) original. Final complete PDP documentation volumes, in four (4) paper original sets and

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                                                    PMD CHOLINE CHLORIDE PROJECT
                                                 COMPREHENSIVE LICENSE AGREEMENT
--------------------------------------------------------------------------------

       one (1) electronic (CD-ROM) original, shall be submitted. The electronic format for electronic files will be as shown in Appendix II.

2.2.3 The date of delivery of the PDP shall be deemed to be the date on which BALCHEM dispatches to PMD the PDP. If any required documentation is not received by PMD within seven (7) days of BALCHEM proving to PMD that it has dispatched such documentation, such documentation will be treated as lost or damaged and BALCHEM shall replace it free of charge within ten
       (10) business days.

2.2.4 Unless the Parties agree otherwise in writing in relation to a particular document or particular documents, and without prejudice to Article 2.2.1, to the extent that BALCHEM delivers to PMD any PDP documentation ahead of the scheduled submission in accordance with Appendix II, marked as "For Information", it is agreed that such document is not final and is subject to change by BALCHEM. The complete phased submission of the PDP documentation as per Appendix II, shall be marked "Issued for Design", and may include any revisions to the submissions marked "For Information". BALCHEM shall prepare as soon as practicable a final document index listing the latest and final revision of each document in the PDP.

2.2.5 The PDP and all associated documents, prepared by BALCHEM, shall be copyright protected in favor of BALCHEM and shall remain the exclusive property of BALCHEM provided, however, that PMD may make sufficient copies of such documents for its own internal use to the extent necessary to exercise the rights granted in Article 2 of this AGREEMENT.

2.2.6 At a mutually agreed upon time, but in any event within twenty (20) days of the EFFECTIVE DATE, a design conference ("DESIGN CONFERENCE") shall be held between BALCHEM, PMD and PMD's nominees (including the PMC CONTRACTOR and (if relevant) the EPC CONTRACTOR)) for the purposes:

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       (a)    set out in Appendix II; and

       (b) without limiting subparagraph (a), to agree the PROJECT DESIGN BASIS (which will be deemed to be agreed once PMD and BALCHEM have approved the minutes of the DESIGN CONFERENCE).

2.2.7 The DESIGN CONFERENCE shall be held in the offices of the PMC CONTRACTOR in the UK or such other location to be mutually agreed upon, and will last for three to five (3-5) working days, unless extended by mutual agreement between the PARTIES. Each PARTY involved in the DESIGN CONFERENCE shall bear its own costs associated with the attendance of personnel at the DESIGN CONFERENCE.

2.2.8 BALCHEM shall permit one engineer to be posted at the site of the development of the PDP for three months to act as PMD's local co-ordinator and to carry out various activities including becoming accustomed with the P & IDs, PFDs and the technical process audit.

MEETINGS
--------

2.2.9 In addition to the DESIGN CONFERENCE, BALCHEM will assign an engineer to attend the following meetings which are to be held at mutually convenient times or, failing such agreement, at times to be specified by PMD. BALCHEM's cost associated with these meetings are included in the PDP FEE identified in Article 3.2:

              o two (2) review meetings at the offices of the PMC CONTRACTOR in the UK, each for maximum of five (5) working days.
              o two (2) review meetings at the offices of the EPC CONTRACTOR, each for maximum of three (3) days.

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                                                    PMD CHOLINE CHLORIDE PROJECT
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TRAINING
--------

2.2.10 BALCHEM shall provide the training as specified in, and in accordance with, Appendix V.

ENGINEERING SERVICES
--------------------

2.2.11 BALCHEM shall provide critical review services, to the extent deemed necessary by BALCHEM (acting as a competent licensor), of certain technical documents produced by PMD or its contractors, vendors or others. This activity is included in the PDP Fee defined in Article 3.2.

2.2.12 BALCHEM shall provide the In-Kingdom services as specified, and in accordance with, Appendix VII.

2.2.13 BALCHEM shall provide such additional engineering and field support services (including attending meetings at the offices of the EPC CONTRACTOR and such assistance as may be necessary during the testing process and in connection with certifying mechanical completion of the PLANT) as may be reasonably requested in relation to technology issues. PMD shall pay BALCHEM for such services in accordance with Article 3.4.

PERFORMANCE TEST
----------------

2.2.14 BALCHEM guarantees that on a PERFORMANCE TEST as provided under the conditions set forth in Appendix IV, the PLANT will satisfy the PERFORMANCE GUARANTEES.

2.2.15 In the event that the PERFORMANCE GUARANTEES are not fulfilled during the third PERFORMANCE TEST, and such failure is for reasons attributable to BALCHEM, BALCHEM will pay PMD the LIQUIDATED DAMAGES as set out in Appendix IV.

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                                                    PMD CHOLINE CHLORIDE PROJECT
                                                 COMPREHENSIVE LICENSE AGREEMENT
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                           ARTICLE 3.0 - CONSIDERATION
                           ---------------------------

3.1    LICENSE FEE

       In consideration of the rights and licenses granted to PMD, PMD shall pay to BALCHEM, the total LICENSE FEE of one million and four hundred thousand United States Dollars (US$ 1,400,000). The amounts are to become due and payable thirty (30) calendar days after receipt by PMD of an invoice with appropriate supporting documents in accordance with the following schedule:

3.1.1 Fifteen percent (15%) of the LICENSE FEE being two hundred and ten thousand United States Dollars (US$ 210,000). BALCHEM shall submit an invoice for such amount on the earlier of the FINANCIAL CLOSE DATE or 31 December 2006.

3.1.2 Thirty five percent (35%) of the LICENSE FEE being four hundred and ninety thousand United States Dollars (US$490,000). BALCHEM shall submit an invoice for such amount after mechanical completion of the PLANT as defined in the EPC CONTRACT.

3.1.3 Fifty percent (50%) of the LICENSE FEE, being seven hundred thousand United States Dollars (US$700,000). BALCHEM shall submit an invoice for such amount after the PERFORMANCE TESTS have been successfully completed (or waived).

3.2    PDP FEE

       As  consideration  for the  preparation  and  delivery  of the PDP  under
       Article 2, including attending the meetings and critical review services as described in Article 2, PMD shall pay to BALCHEM the total sum of seven hundred ninety thousand United States Dollars (US$790,000). The amounts are to be due and payable thirty (30) calendar days after receipt by PMD of an invoice with appropriate supporting documents in accordance with the following schedule:

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                                                    PMD CHOLINE CHLORIDE PROJECT
                                                 COMPREHENSIVE LICENSE AGREEMENT
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3.2.1  Forty  percent  (40%) being three  hundred  and sixteen  thousand  United
       States Dollars (US$316,000) as a down payment. BALCHEM shall submit an invoice for such amount after the EFFECTIVE DATE.

3.2.2 Twenty percent (20%) being one hundred and fifty eight thousand United States Dollars (US$158,000). BALCHEM shall submit an invoice for such amount upon the submission of the Phase 3 documentation as identified in Appendix II.

3.2.3 Twenty percent (20%) being one hundred fifty-eight thousand United States Dollars (US$158,000). BALCHEM shall submit an invoice for such amount upon the submission of the Phase IV final documentation as identified in Appendix II.

3.2.4 Twenty percent (20%) being one hundred and fifty eight thousand United States Dollars ($158,000). BALCHEM shall submit an invoice for such amount upon submission of the Phase V final documentation as identified in Appendix II.

3.3    TRAINING FEE

       As consideration for providing training as described in Appendix V, PMD shall pay to BALCHEM the sum of fifty thousand United States Dollars (US$50,000). BALCHEM may submit an invoice for such amount within thirty
       (30) days of commencement of the training services  described in Appendix
       V.

3.4    ENGINEERING AND FIELD SUPPORT RATES

3.4.1 As compensation to BALCHEM for any engineering support and assistance provided from BALCHEM's office in the USA, pursuant to Article 2.2.13, PMD shall pay to BALCHEM a uniform hourly rate of one hundred United States Dollars (US$ 100) per man-hour(provided that BALCHEM submits to PMD invoices together with timesheets and a brief explanation of the work performed). PMD shall effect payment within thirty (30) days of the receipt by PMD of BALCHEM's invoices, complete in all respect.

3.4.2 As compensation to BALCHEM for any engineering support and assistance provided outside BALCHEM's office in the USA, pursuant to Article 2.2.13, PMD shall pay to BALCHEM the uniform per diem rate of Eight hundred United States Dollars (US$ 800).

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       Additionally,  PMD will  reimburse  reasonable  expenses  towards  travel
       (business class air for intercontinental flights), accommodation, and living expenses (provided that BALCHEM submits invoices, time sheets and brief explanations of work performed and receipts of actual expenses to
       PMD). PMD shall effect payment within thirty (30) days of the receipt by PMD of BALCHEM's invoices, complete in all respect.

3.5    PAYMENTS

       All payments to BALCHEM provided for in this AGREEMENT shall be made in U.S. Dollars.

3.6    TAXES & DUTIES

       The payments required to be made under this Agreement in respect of PDP FEE, LICENSE FEE and outside Kingdom services shall be paid free of all taxes and deductions whatsoever imposed by or arising as per applicable laws in the KINGDOM. However, BALCHEM shall bear taxes as applicable on invoices towards the services rendered in the Kingdom of Saudi Arabia pursuant to 3.4.2.

3.7    CHANGES TO PDP

       PMD may specify any PMD preferences to be taken into consideration in the preparation of the PDP. Such preferences shall be included at BALCHEM's discretion. Without prejudice to Article 2.2.6(b), changes initiated by PMD to the PDP or the PROJECT DESIGN BASIS (subsequent to the DESIGN CONFERENCE) will be incorporated only if the design proposed by BALCHEM is unsafe or contrary to the PROJECT DESIGN BASIS. Such changes will be made at no cost to PMD. Any other change to the PDP or the PROJECT DESIGN BASIS proposed by PMD if required to be incorporated will be incorporated by BALCHEM and the additional actual engineering costs incurred by BALCHEM will be reimbursed by PMD.

                     ARTICLE 4.0 - EXCHANGE OF IMPROVEMENTS
                     --------------------------------------

4.1 For the duration of the IMPROVEMENTS PERIOD, BALCHEM and PMD shall meet annually at BALCHEM'S offices in the USA to exchange information about the

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       IMPROVEMENTS  acquired  and/or  developed  by each  during the  preceding period of time, if any. Each PARTY shall inform the other PARTY which of the IMPROVEMENTS of the other PARTY it intends to use. PMD shall, without additional payment, be entitled to use IMPROVEMENTS of BALCHEM in the PLANT, and similarly BALCHEM shall, without payment, be entitled to use IMPROVEMENTS of PMD in its plants.

4.2 BALCHEM shall not be entitled to use IMPROVEMENTS developed by PMD for any other purpose other than as referred to in Article 4.1, and specifically shall not be entitled to sub-license such IMPROVEMENTS developed by PMD to third parties, without first entering into a co-licensing agreement with PMD. The PARTIES agree to consult and to negotiate in good faith with a view to agreeing the specific terms of such an arrangement and acknowledge that PMD shall be entitled to reasonably share in the benefit (including any monetary benefit) of any such arrangement.

                              ARTICLE 5.0 - SECRECY
                              ---------------------

5.1 For a period of fifteen (15) years from the EFFECTIVE DATE, each of PMD and BALCHEM hereby undertake to use their best efforts to keep secret, to withhold from third parties (except as authorized herein) and to use only for purposes connected with this AGREEMENT, all TECHNICAL INFORMATION and IMPROVEMENTS furnished or disclosed by the other PARTY directly or indirectly, under this AGREEMENT, except such TECHNICAL INFORMATION or IMPROVEMENTS, as:

       (a) can be proved by the receiving PARTY to have been of public knowledge at the date of disclosure thereof by the disclosing PARTY; or

       (b) can be proved by the receiving PARTY to have been in its possession prior to disclosure by the disclosing PARTY, provided that the receiving PARTY has not

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       received  such  TECHNICAL   INFORMATION  or   IMPROVEMENTS   directly  or
       indirectly from the disclosing PARTY; or

       (c) shall have become of public knowledge after such disclosure through no default of the receiving PARTY; or

       (d) shall have become legally available to the receiving PARTY from any third party without restriction on disclosure or use, provided that such third party has not received such TECHNICAL INFORMATION or IMPROVEMENT(s) directly or indirectly from the disclosing PARTY under binder of secrecy;

       (e) is developed by the receiving PARTY independent of TECHNICAL INFORMATION or IMPROVEMENTS received from the disclosing PARTY pursuant to this AGREEMENT, or the EPC CONTRACT, or

       (f) required to be disclosed by law.

       For the purpose of this paragraph, disclosures made to the receiving PARTY under this AGREEMENT which are specific, e.g. as to equipment, PRODUCT, operating conditions, specific materials used, etc. shall not be deemed to be within the foregoing exceptions merely because they are embraced by general disclosures in the public domain or in the possession of the receiving PARTY. In addition, any combination of features shall not be deemed to be within the foregoing exceptions merely because individual features are in the public domain or in the possession of the receiving PARTY, but shall be deemed to be within the foregoing exceptions only if the combination itself and its principle of operation are in the public domain or in the possession of the receiving PARTY.

5.2 To the extent legally permissible, the receiving PARTY shall ensure that its employees who have received TECHNICAL INFORMATION and/or IMPROVEMENTS

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       understand  their  obligations to it to keep secret and  confidential all such TECHNICAL INFORMATION and IMPROVEMENTS during the period of their employment by the receiving PARTY.

5.3 BALCHEM shall not make an application for, or file, any patent or other intellectual property right arising out of any IMPROVEMENT developed by PMD. PMD shall not make an application for, or file, any patent or other intellectual property right arising out of any IMPROVEMENT developed by BALCHEM.

5.4 Irrespective of the provisions set forth in Article 5.1 above, PMD shall have the right to disclose TECHNICAL INFORMATION and/or IMPROVEMENTS to its financiers (including their technical advisors), the PMC CONTRACTOR, EPC CONTRACTOR, its other contractors or suppliers or AFFILIATES to the extent necessary for rendering services for PMD in the design, engineering, construction, operation, repair, maintenance and/or expansion of the PLANT, provided that PMD has first obtained from the recipients thereof signed secrecy undertakings. Such secrecy undertakings shall be substantially in the form attached hereto as Appendix I (with such amendments as BALCHEM may approve acting reasonably) or in such other form as may be acceptable to BALCHEM (acting reasonably).

5.5 Notwithstanding any other provision in this AGREEMENT, PMD may disclose TECHNICAL INFORMATION of BALCHEM to its AFFILIATES, and to third parties for the limited purposes of comparing operating data for the PLANT, developing or modifying operating methods or protocols, developing additives for the PLANT, or for performing services or supplying equipment for the PLANT or for expansions or modifications thereof, provided that PMD has first obtained from the recipients thereof signed secrecy undertakings. Such secrecy undertakings shall be substantially in the form attached hereto as Appendix I (with such amendments as BALCHEM may approve acting reasonably) or in such other form as may be acceptable to BALCHEM (acting reasonably).

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5.6    Furthermore,  PMD and BALCHEM may disclose  TECHNICAL  INFORMATION and/or
       IMPROVEMENTS to governments, governmental agencies, courts and tribunals and subdivisions thereof to the minimum extent required. However, if required to disclose to any governmental entity or agency, the PARTY required to disclose shall immediately notify the PARTY who was the disclosing PARTY of such TECHNICAL INFORMATION of such requirement. In addition the disclosing Party shall use every effort to protect the TECHNICAL INFORMATION in the same manner and to the same extent provided herein to the extent reasonably possible.

              ARTICLE 6.0 -WARRANTIES, INDEMNITIES AND LIABILITIES
              ----------------------------------------------------

6.1. BALCHEM represents and warrants that it has the right to disclose TECHNICAL INFORMATION to PMD and to grant to PMD the license granted herein.

6.2 BALCHEM hereby confirms that it has the right to disclose the TECHNICAL INFORMATION to PMD in accordance with the terms hereof and that the use of any portion of the TECHNICAL INFORMATION in accordance with the license granted hereunder and to the best of its knowledge does not violate the proprietary or intellectual property rights of any third party.

6.3 BALCHEM hereby declares that it is not aware of any patent right or other intellectual property of a third party, which would be infringed by PMD's use of TECHNICAL INFORMATION in the manufacture of PRODUCTS by the PROCESS in the PLANT or the design, engineering, construction, operation, repair or maintenance of the PLANT or the use or sale of PRODUCTS in any country in the world and BALCHEM agrees to inform PMD promptly of any patent or other third party intellectual property right becoming known to BALCHEM which could suggest infringement by use of the PROCESS or any IMPROVEMENT by PMD in the PLANT or the use or sale of PRODUCTS hereunder.

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                                                    PMD CHOLINE CHLORIDE PROJECT
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6.4.1  If any  claim,  suit or  action  for  infringement  of  patents  or other intellectual property rights is brought against PMD arising out of PMD's use of the TECHNICAL INFORMATION to design, construct, operate, maintain and repair the PLANT, to manufacture the PRODUCTS, or the use or sale of the PRODUCTS in accordance with this AGREEMENT, BALCHEM shall during the TERM of this Agreement,

              (a) upon receipt of PMD's written request in writing undertake at BALCHEM'S own expense the defence of any such claim, suit or action; and

              (b) regardless of whether PMD has requested BALCHEM to undertake the defence of any such claim, suit or action, indemnify PMD against, and otherwise hold PMD free and harmless from, damages or other such sums which may be assessed or may become payable by PMD under, or any costs (including reasonable legal costs, the cost of modifying the PLANT and the cost of modifying the manner in which the PLANT or PROCESS is operated) incurred by PMD arising out of, any settlement of any such claim, suit or action or any final decree or judgment in any suit or action.

6.4.2 Where BALCHEM has been requested to undertake the defense of any such claim, suit or action, BALCHEM shall have sole charge and direction of the defense of any such suit or action and of all negotiations for such settlement, but PMD shall be obligated to render all reasonable assistance which may be required by BALCHEM (provided that associated costs to PMD shall be reimbursed by BALCHEM). PMD, at its own cost, may retain counsel of its own selection to advise and consult with BALCHEM'S counsel.

6.4.3 Neither BALCHEM nor PMD may settle any suit or action without the consent of the other PARTY if by such settlement the other PARTY is obligated to make any monetary judgment, to part with any property or any interest therein, to assume any obligation (including any obligation on PMD to modify the PLANT or the manner in which the

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       PLANT  is  operated  or  the  PROCESS  is  used),  to be  subject  to any injunction, or to grant any license or other rights under its patent rights. In no event shall any PARTY, in reaching or attempting to reach such settlement, make any statements, concessions or admissions as a part thereof which may be adverse to the other PARTY'S interests without first obtaining the other PARTY'S written consent.

6.5 The total cumulative liability of BALCHEM to PMD with respect to performance guarantees, in accordance with Appendix 4, and with respect to patent indemnification as provided in Article 6.4, and with respect to any other obligation under this AGREEMENT shall not exceed seventy percent (70%) of the LICENSE FEE.

6.6 PMD shall indemnify, defend and hold BALCHEM, its directors, officers, employees, agents, and Affiliates harmless from and against all claims by third parties for death, disease or personal injury resulting from or arising out of the manufacture, use and sale of the PRODUCT by PMD or any PMD AFFILIATE; provided, however, that PMD's indemnification obligations under this Article 6.6 shall not apply (i) to the extent that any such claim arises out of any breach by BALCHEM of any of BALCHEM's representations, warranties or covenants hereunder, or (ii) to any claim arising out of BALCHEM's sole negligence.

6.7 IN NO EVENT SHALL BALCHEM BE LIABLE FOR, AND PMD SHALL INDEMNIFY AND DEFEND BALCHEM AGAINST, ANY ENVIRONMENTAL, TOXIC WASTE, HAZARDOUS WASTE OR POLLUTION LIABILITY, OR, EXCEPT TO THE EXTENT COVERED BY LIQUIDATED DAMAGES OR THE INDEMNITY UNDER ARTICLE 6.4, FOR ANY SPECIAL, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGE OF ANY NATURE SUCH AS, BUT NOT LIMITED TO, LOSS OF PRODUCTION, UNAVAILABILITY OF THE PLANT, LOSS OF ANTICIPATED PROFITS OR INTEREST ON INVESTMENT, LOSS OF USE OF

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       REVENUE,  INCREASED  EXPENSE OF OPERATION  AND WHETHER ANY SUCH CLAIMS OR
       DAMAGES ARE BASED ON CONTRACT, TORT OR OTHERWISE.

                  ARTICLE 7.0 - EXPANSION OF LICENSED CAPACITY
                  --------------------------------------------

7.1 In the event that PMD, during the TERM of this AGREEMENT, expands the capacity of the PLANT, such that the expanded capacity of the PLANT exceeds the LICENSED CAPACITY (plus twenty-five percent (25%), PMD shall be required to make a one off payment in excess of the LICENSE FEE in the amount of seventy-five United States Dollars (US$75.00), for each metric ton of capacity in the PLANT in excess of one hundred and twenty five percent (125%) of the LICENSED CAPACITY which arises out of the relevant expansion and shall thereby acquire a fully paid license for such additional annual design capacity. PMD shall pay such additional license fee within thirty (30) days of receipt of BALCHEM's invoice therefore, no later than thirty (30) days after said additional design capacity is commissioned.

7.2 PMD agrees that for so long as it continues to practice the PROCESS during the term of this AGREEMENT, it will keep detailed and accurate records of the character and amount of charge and PRODUCT used and/or obtained as the case may be, submitting such data to BALCHEM annually. PMD further agrees that BALCHEM, acting through an outside publicly recognized auditing firm approved by PMD, which approval shall not unreasonably be withheld, may at reasonable intervals, upon reasonable advanced notice, and during normal business hours make such examination of PMD's operation and production records and may make abstracts from such records and accounts as may be necessary to verify the license fees paid and payable under this AGREEMENT. Such auditor shall provide a statement to BALCHEM after such audit, which will include as a minimum if the PLANT exceeds the LICENSED CAPACITY, the actual production of PRODUCT during the period in question.

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                                                    PMD CHOLINE CHLORIDE PROJECT
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        ARTICLE 8.0 - VISIT TO PLANT; DESIGN AND OPERATING DATA; FURTHER
        ----------------------------------------------------------------
                            EXCHANGE OF IMPROVEMENTS
                            ------------------------

8.1 Provided that BALCHEM complies with the reasonable requests of PMD, PMD agrees that from time to time during the TERM of this AGREEMENT, BALCHEM personnel will be permitted to visit the PLANT to review the operation and take operating data and samples, which information shall be used only in accordance with Article 4, for improvement.

8.2 Subject to PMD's approval, other licensees of BALCHEM, or potential licensees of the PROCESS, may also visit, the PLANT, number of visitors limited to maximum of five (5). Request for such visits shall be submitted by BALCHEM to PMD at least thirty (30) days in advance, and approval shall not be unduly withheld.

                           ARTICLE 9.0 - MISCELLANEOUS

9.1    Transfer and Assignment

       Except to an AFFILIATE who will assume all rights and obligations, neither of the PARTIES shall transfer or assign their respective rights and obligations under this AGREEMENT to third parties without the prior written permission of the other PARTY, except however, that PMD may assign its rights or transfer its obligations under this Agreement to:
       (1) any company formed for the purpose of undertaking the project; (2) the successor to the entire assets and business to which this Agreement relates; (3) PMD shall be freely entitled, to assign, charge or otherwise encumber its interests under this Agreement or any right or benefit under this Agreement in favour of any bank, financial institution or an agent or trustee of the same providing financing in connection with the project.

9.2    Entire Agreement

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       The PARTIES declare that this AGREEMENT  constitutes the entire agreement between them relating to the PLANT, TECHNICAL INFORMATION and the PROCESS. There are no understandings, statements or guarantees except as herein expressly set forth in respect of this AGREEMENT. Neither PARTY shall claim any representations to the other PARTY or to third parties
       which  are  not  expressly  stated  herein.  No  change,   alteration  or
       modification hereof shall be effective unless it is made in a written document signed by both PARTIES.

9.3    Termination

       This agreement shall expire at end of TERM, as defined in Article 1.34. However, PMD shall be entitled to use TECHNICAL INFORMATION and the PROCESS in the PLANT and BALCHEM and PMD shall remain entitled to use IMPROVEMENTS and information exchanged pursuant to Article 8.0, even after the expiration of this AGREEMENT without making any payment thereafter, except for the expansion of LICENSED CAPACITY. The expiration of this AGREEMENT shall not relieve BALCHEM or PMD from their obligations pursuant to Article 5.0.

9.3.1 If either Party to this Agreement ("the Defaulting Party") shall become bankrupt or insolvent, or has a receiving order made against it, or compounds with its creditors, or, being a corporation, commences to be wound up (such winding up not being voluntary for the purpose of reconstruction or amalgamation whilst solvent), or carries on its business under an administrative receiver for the benefit of its creditors or any of them, or has an administrator appointed, or has any distress levied on its goods, or if events or acts shall occur or be done in relation to or by PMD to those described in this Article 9.3, then the other Party ("the Innocent Party") shall be entitled without prejudice to any other of its rights or remedies, to terminate this Agreement by notice in writing to the Defaulting Party or to the administrative receiver, liquidator, administrator or other competent person or body in whom this Agreement may become vested, or to give such

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                                    Page 25
       administrative receiver, liquidator, administrator, person or body the option of carrying out this Agreement.

9.3.2 Unless the Parties expressly agree or have expressly agreed otherwise in writing, this Agreement may be terminated only in accordance with Articles 9.5 or by the mutual written consent of both Parties.

9.3.3 PMD may, at any time prior to the FINANCIAL CLOSE DATE, and at its sole convenience, terminate this Agreement by giving written notice to BALCHEM. If PMD terminates this Agreement under this clause:

       (a) BALCHEM shall immediately cease the performance of all work under the Agreement; and

       (b) PMD shall, within ninety (90) days of the date of termination, pay BALCHEM any amounts which have accrued for payment in accordance with this Agreement by PMD but which have not been paid.

9.3.4 BALCHEM acknowledges and agrees that BALCHEM 's sole remedy against PMD, and the limit of PMD's liability to BALCHEM, arising out of or in connection with the termination of this Agreement under clause 9.3.3
       (including for any work carried out by BALCHEM prior to any such termination), will be for the payment of the amount referred to in clause 9.3.3(b).

9.3.5 Provided PMD shall have fulfilled all of its material duties and obligations hereunder including the payment of all sums specified in this Agreement, and provided BALCHEM has received such sums, the following shall apply:

       (a) the grant of rights in Articles 2 shall survive, in perpetuity and at no further cost, expiration of this Agreement; and

       (b) BALCHEM 's obligation to not assert or to arrange for the non-assertion of any patents included in the TECHNICAL INFORMATION by reason of PMD's use

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              of  said  PROCESS,  Technology  and  Improvements,  to the  extent
              BALCHEM has agreed hereunder, shall survive, in perpetuity and at no further cost, expiration of this Agreement.

9.3.6 Termination of this Agreement for whatever cause by either Party shall not affect any rights accrued or obligations incurred prior to the effective date of such termination.

9.4    Default

       If either PARTY commits a material breach of this AGREEMENT, including its obligation to make payments as provided in Article 3.1 hereof, the non-defaulting PARTY may give written notice to the defaulting PARTY calling attention to such default and, in the event the defaulting PARTY shall not correct such default within sixty (60) days after such notice, or if such default is one which reasonably cannot be corrected within such time, is not diligently pursuing correction of such default, the non-defaulting PARTY shall have the right to terminate this AGREEMENT forthwith. Termination of this AGREEMENT by a PARTY shall be without prejudice to that PARTY of any other remedy it may have. Failure of a PARTY to exercise any right to terminate this AGREEMENT shall not be deemed a waiver of such right or of the right so to do for persistence in default of a continuing nature, or for any subsequent default, or of any other rights that PARTY may have against the other PARTY by reason of such default. Termination of this AGREEMENT shall not relieve the PARTIES of any obligation or liability arising under this AGREEMENT prior to the EFFECTIVE DATE of such termination, including the payments by PMD in accordance with Article 3.1 and the PARTIES secrecy obligations pursuant to Article 5.0.

9.5    Force Majeure

       Neither PARTY shall be considered to be in default in the performance of their obligations hereunder (except for the payment of monies), if such performance is prevented or delayed because of earthquakes, disturbances, sabotage, war (whether

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                                                    PMD CHOLINE CHLORIDE PROJECT
                                                 COMPREHENSIVE LICENSE AGREEMENT
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       declared  or  undeclared),  invasion,  armed  conflict  or act of foreign enemy,  rebellion,  revolution,  insurrection,  civil  war,  riot,  civil commotion, blockage, embargo, radioactive contamination or ionizing radiation, save to the extent that such delay or failure to perform could have been foreseen, prevented, overcome or remedied (in whole or in part) by the affected PARTY ("FORCE MAJEURE"). The PARTY prevented from performing its obligations or duties because of FORCE MAJEURE shall be required to notify the other Party hereto within fifteen (15) days of the occurrence and particulars of such FORCE MAJEURE and shall be required to provide the other PARTY, from time to time, with its best estimate of the duration of such FORCE MAJEURE and with notice of the termination thereof. The Party so affected shall use reasonable efforts to avoid or remove such causes of nonperformance. Upon the expiration of the event of
       FORCE  MAJEURE  the  obligation  to  perform  any  previously   suspended
       obligation or duty shall promptly recommence. In the event that the FORCE MAJEURE continues for a period of more than six (6) months, either PARTY may terminate this AGREEMENT by notifying the other PARTY in writing.

9.6    Interpretation of Provisions

       All parts and contents of this AGREEMENT consist of a sole undertaking and any part or parts hereof shall not be treated or construed as an independent undertaking or agreement. Should the same word appear in several parts of this AGREEMENT and should thereby any ambiguity arise in the interpretation thereof, the word should be construed in accordance with the context in which the word appears.

9.7 In the event that any stipulation or stipulations of this AGREEMENT becomes void, this shall not affect the validity of this AGREEMENT as a whole. BALCHEM and PMD shall together make arrangements to replace or amend such incorporative stipulations in order to give effect to the real intention of the PARTIES.

9.8    Applicable Law

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       This AGREEMENT  shall be governed by and  interpreted in accordance  with the laws of England, excluding its conflict of laws provisions.

9.9    Dispute Resolution

9.9.1 Any dispute that may arise under or in relation to this AGREEMENT shall be determined by arbitration, unless agreement in writing has been reached between the PARTIES to the dispute sixty (60) days after formal written notice of dispute or disagreement has been given by one PARTY to the other PARTIES to the dispute. The PARTIES agree that service of any notices in reference to such arbitration at their addresses as given in this AGREEMENT shall be valid and sufficient.

9.9.2 The arbitration shall be conducted according to the Rules of Arbitration of the International Chamber of Commerce (the "ICC Rules"), in London, or another mutually agreeable location. In case of conflict between the ICC Rules and the provisions of this clause, the provisions hereof shall prevail.

9.9.3 The arbitral tribunal shall consist of three arbitrators. Each PARTY to the dispute shall appoint one arbitrator. If a PARTY fails to appoint its arbitrator within a period of twenty (20) days after receiving notice of the arbitration, then such arbitrator shall be appointed pursuant to the procedures of the ICC Rules. If there are fewer than three PARTIES to the dispute, the third arbitrator shall be appointed pursuant to the procedures of the ICC Rules.

9.9.4 Arbitrators shall be persons with experience of the implementation and interpretation of contracts relating to the design, engineering, construction, operation and maintenance of projects of a similar nature to the project. No arbitrator shall be a present or former employee or agent of, or consultant or counsel to, any PARTY or any affiliate thereof.

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                                                    PMD CHOLINE CHLORIDE PROJECT
                                                 COMPREHENSIVE LICENSE AGREEMENT
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9.9.5  Any decision  rendered by the arbitral  tribunal,  including the arbitral award shall be treated in secrecy by the arbitral tribunal and the PARTIES.

9.9.6 Each PARTY shall bear its costs and expenses incurred with the arbitration, including solicitors' fees. The PARTIES shall also share equally the arbitrators' fees and expenses provided, however, that the arbitrators may provide for alternative allocation of such expenses to a PARTY.

9.9.7  If any dispute:

       9.9.7.1 raises issues which are substantially the same as, or connected with, or touch upon, or concern issues raised in any dispute or difference arising out of or in connection with the EPC Contract or the tri-partite agreement referred to in Article 9.11 (a "Related Project Dispute"); or

       9.9.7.2 arises out of, or touches upon, or concerns substantially the same facts as are the subject of a Related Project Dispute,

       then notwithstanding that arbitrators may have been agreed or appointed under this AGREEMENT (but subject to clause 9.8), PMD may, by written notice to BALCHEM, the EPC CONTRACTOR and the arbitrators who have already been agreed or appointed hereunder, require the reference of any such dispute to be referred to and finally settled by the arbitral tribunal appointed or to be appointed under the EPC Contract in respect of any such related dispute ("Joint Tribunal").

9.9.8 The Joint Tribunal shall become the arbitral tribunal in respect of any dispute or difference between the PARTIES. The PARTIES shall be bound by any directions or orders made by the Joint Tribunal as to their joinder in any arbitration proceedings under the EPC Contract and shall also be bound by any procedural directions and any subsequent award made by the Joint Tribunal.

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                                                    PMD CHOLINE CHLORIDE PROJECT
                                                 COMPREHENSIVE LICENSE AGREEMENT
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9.9.9  Article 9.8 shall not apply in respect of any dispute  after a hearing on the merits has commenced in any arbitration under this Article 9.

9.9.10 In the event of the revocation of the authority of arbitrators who have already been agreed or appointed under this AGREEMENT by reason of the notice given by PMD under Article 9.7, the cost of the cancelled arbitration (including the arbitrators' fees) shall be dealt with by the Joint Tribunal as costs in that arbitration. Pending such determination, the fees of the arbitrators whose authority has been revoked shall be paid in equal portions by the PARTIES.

9.9.11 It is not intended that this clause shall operate so as to deprive any PARTY to a dispute of anything which, apart from this clause, would be a valid claim or defence. Accordingly, all claims and defences which were originally made in the cancelled arbitration shall be deemed for all purposes to have been brought when made and not be affected in any way by the revocation of the authority of the arbitrators or the cancellation of the arbitration pursuant to Articles 9.7 and 9.9 so that the position of either PARTY to the dispute shall not thereby be prejudiced with respect to any rule of law, statute, regulation or contractual provision which imposes a time limit on the commencement of proceedings or the right to any remedy.

9.9.12 The Joint Tribunal in determining any dispute shall consider all evidence which it may think pertinent to that dispute which is filed or called by a PARTY to the arbitration proceedings.

9.9.13 Notwithstanding any reference to arbitration hereunder the PARTIES shall continue to perform their respective obligations under this AGREEMENT unless the PARTIES otherwise agree.

9.10   Export of Technical Data

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                                                    PMD CHOLINE CHLORIDE PROJECT
                                                 COMPREHENSIVE LICENSE AGREEMENT
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       PMD understands that the TECHNICAL  INFORMATION and IMPROVEMENTS provided by BALCHEM under this AGREEMENT may only be used in connection with the license granted under this AGREEMENT and PMD may not export any such TECHNICAL INFORMATION, IMPROVEMENTS or the PLANT itself without the prior written consent of BALCHEM. PMD confirms that the TECHNICAL INFORMATION to be provided by BALCHEM and the PLANT to be erected are intended for civil use only.

9.11   Tri partite agreement

       BALCHEM shall, upon written request from PMD, execute and enter into a tripartite agreement substantially on the terms set out in Appendix VI.

9.12   Language

       This agreement shall be executed in English language. All communications between the Parties concerning anything within the scope of this Agreement shall be in the English language.

       IN WITNESS WHEREOF, the PARTIES have duly executed these presents the day, month and year hereunder written against the relevant signature.


Balchem Corporation                           Project Management and Development
                                              Co., Ltd.

By    s/Dino A. Rossi                         By    s/Majed A. Al Ahmadi
      ---------------                               --------------------

Title President and CEO                       Title President and CEO
      -----------------                             -----------------

Date  October 13, 2005                        Date  October 18, 2005
      ----------------                              ----------------


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